                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): December 31, 1995


                       Champion Healthcare Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                     0-11851                        59-2283872
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(State or other juris-           (Commission                 (IRS Employer Iden-
diction of incorporation)        File Number)                 tification Number)


            14340 Torrey Chase, Suite 320, Houston, Texas  77014
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                  (Address of Principal Executive Offices)


Registrant's Telephone Number and Area Code:         (713) 583-5491

ITEM 5. OTHER EVENTS

         Effective December 31, 1995 Champion Healthcare Corporation ("Registrant") completed the 1995 Recapitalization Agreement with its preferred shareholders and warrant holders for the primary purpose of enhancing common shareholder value through reducing the complexity of its capital structure and eliminating a $5,736,650 preferred dividend deduction from net income in calculating Earnings Per Share beginning in 1996 and thereafter

SUMMARY OF THE RECAPITALIZATION.

o All Series A, A-1, and BB preferred stock were converted to common shares.
o Holders of Series C and D preferred stock waived future dividends accruing after December 31, 1995.
o Accrued dividends on all five series of preferred stock were paid through December 31, 1995 by issuing common stock valued at a price of $7 per share.
o Series A, A-1, and BB preferred shareholders were additionally paid approximately 9 months and Series C and D preferred shareholders paid approximately 21 months of future dividends in common stock valued at a price of $8 per common share.
o Exercise prices of one series of 680,104 warrants and two series totaling 2,447,670 warrants were reduced from $5.90 to $5.25 and $9.00 to $7.00 respectively during the period from December 31, 1995 until 90 days after the Registrant's shareholders approve an amendment to the Certificate of Incorporation relating to the Recapitalization.
o The Series C and D preferred stock can now be forced to convert to common stock if the Registrant conducts a $25,000,000 or more public offering of common stock at a minimum of $10 per share reduced from a current level of approximately $19.06 per share.
o Series A, A-1, BB, C and D preferred shareholders agreed to vote in favor of amendments to the Certificate of Incorporation giving effect to certain of the Recapitalization terms at a special stockholders meeting expected in February, 1996.

EFFECT OF RECAPITALIZATION

The table below sets forth the future annual dividend savings and total accrued dividends through December 31,1995. One effect of the recapitalization will be to eliminate the $5,736,650 preferred dividend deduction from net income in calculating Earnings Per Share beginning in 1996.

                                                                                ANNUAL
PREFERRED               ANNUAL PER                 NO. SHARES                  DIVIDEND               TOTAL ACCRUED
 SERIES               SHARE DIVIDEND               OUTSTANDING                 SAVINGS                  DIVIDENDS
Series A                  $0.08                      3,500,000               $   280,000              $    876,496
Series A-1                $0.08                      2,769,109               $   221,529              $    670,173
Series BB                 $0.94                      1,577,546               $ 1,482,893              $  4,797,788
Series C                  $1.44                        448,811               $   646,288              $  1,345,695
Series D                  $1.44                      2,156,903               $ 3,105,940              $  4,923,601
                                           -----------------------------------------------------------------------

    Total                                           10,452,369               $ 5,736,650              $ 12,613,753

The following table reflects by series the shares issued on conversion, in payment of accrued dividends, and in consideration of converting at the present time and waiving all future dividend accruals. Share issuances have been adjusted for fractional shares.

                   COMMON
PREFERRED         SHARES ON       SHARES FOR      SHARES FOR WAIVER        TOTAL COMMON
 SERIES           CONVERSION      DIVIDENDS      OF FUTURE DIVIDENDS       SHARES ISSUED
Series A            949,794         125,210             26,247                1,101,251
Series A-1          692,275          95,736             20,765                  808,776
Series BB         3,155,092         685,391            139,013                3,979,496
Series C                  0         192,231            141,369                 333,600
Series D                  0         703,332            679,389                1,382,721
              -------------------------------------------------------------------------

Total             4,797,161       1,801,900          1,006,783                7,605,844

As a result of the recapitalization, common shares outstanding increased from 4,262,386 shares to 11,868,230 shares. On December 29, 1995, the closing price per share of common stock on The American Stock Exchange was $5.3125.

REASONS FOR RECAPITALIZATION

Prior to the Registrant's merger with AmeriHealth, Inc. on December 6, 1994 its common stock was privately held. From formation in 1990 through June, 1995, the Registrant raised capital necessary for acquiring and operating its hospitals though issuances of private subordinated debt, five series of preferred stock, several series of warrants to purchase common stock, senior bank debt, and mortgage REIT debt. Upon becoming publicly held, the Registrant determined that its capital structure was overly complex and not easily understood by the investing public with the result that the market price of its common stock and its ability to access the public equity market was impaired.

The purpose of the Recapitalization was to enhance shareholder value by reducing the complexity of the Registrant's capital structure, eliminating the impact on earnings per share of the accrual of preferred stock dividends, and thereby providing the opportunity for greater interest from the investing community both now and should it decide to raise equity or subordinated debt capital in the future. The Registrant anticipates that improved access to both additional equity and debt capital should enhance its ability to capitalize on future acquisition opportunities and foster continued growth.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Included as Exhibit 23.1 is the consent by Coopers & Lybrand L.L.P. to the incorporation by reference in the Registrant's Registration Statement on Form S-3 (No. 33-61841) of their report on the financial statements of Jordan Valley Hospital as of September 30, 1995 and for the nine months then ended as contained in the Schedule 14A filing by the Registrant dated Janaury 4, 1996.

         (c) EXHIBITS

         10.1 1995 Recapitalization Agreement dated as of December 31, 1995 among the Registrant and the parties listed therein.

         23.1    Consent of Coopers & Lybrand, L.L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Champion Healthcare Corporation
                                        (Registrant)


                                        By:  /s/ JAMES G. VANDEVENDER
                                             -----------------------------------
                                             James G. VanDevender,
                                             Executive Vice President
DATED: January 4, 1996

                                 EXHIBITS INDEX

                                                                    Sequentially
                                                                   Numbered Page
10.1    1995 Recapitalization Agreement dated as of December 31,
        1995 among the Registrant and the parties listed therein.

23.1    Consent of Coopers & Lybrand, L.L.P.

